Exhibit 10.34

AMENDMENT NO. 1
TO THE
TRANSITION SERVICES AGREEMENT

THIS AMENDMENT NO. 1 to the Transition Services Agreement, dated as of September 29, 2017 (“Agreement”), is made and entered into effective as of September 29, 2018, by and between NACCO Industries, Inc. (“NACCO”) and Hamilton Beach Brands Holding Company (“HBBHC”). Capitalized words not defined herein have the meaning assigned to them in the Agreement.

RECITALS:

WHEREAS, NACCO and HBBHC are parties to the Agreement, pursuant to which NACCO and its Subsidiaries provide Transition Services upon the terms and conditions set forth in the Agreement; and

WHEREAS, NACCO and HBBHC desire for NACCO and its Subsidiaries to continue to provide certain Transition Services beyond the Initial Transition Period during a Subsequent Transition Period.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, NACCO and HBBHC hereby agree as follows:

AGREEMENT:

1.    Schedule A to the Agreement hereby is deleted in its entirety and replaced with the following:

Schedule A
Transition Services To Be Performed by NACCO and Its Subsidiaries

Description of Transition Service	Monthly Fee(s)	Contact Person / Successor Contact Person*	Expiration Date
General Accounting Support, including SEC	$5,000	E. Loveman / M. Sovacool	October 31, 2018
Tax Compliance and Consulting Support	$5,000	F. Brown / J Francis	November 30, 2018
Compensation Support	$10,000 for October, 2018 $5,000 for November, 2018	S. Fry/T. Maxwell	November 30, 2018
* NACCO may designate a successor contact person upon written notice to Hamilton Beach Brands Holding Company
2.    The Transition Period for each Transition Service set forth in the Schedule A added to the Agreement pursuant to this Amendment shall terminate as of the respective expiration date set forth in such Schedule A.

3.    Except as amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the signatories hereto has caused this Agreement to be signed by its duly authorized officer as of the date first above written.

NACCO INDUSTRIES, INC.

By:	/s/ Elizabeth I. Loveman
Name:	Elizabeth I. Loveman
Title	Vice President and Controller

HAMILTON BEACH BRANDS HOLDING COMPANY

By:	/s/ Gregory H. Trepp
Name:	Gregory H. Trepp
Title	President and Chief Executive Officer